UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information, including information contained in Exhibits 99.1, 99.2 and 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as such shall be expressly set forth by specific reference in such a filing.

On November 17, 2014, Westmoreland Coal Company (the “Company”) announced the commencement of a tender offer (the “Tender Offer”) for its outstanding 10.75% Senior Secured Notes due 2018 (the “Notes”) co-issued by the Company and its subsidiary, Westmoreland Partners. In connection with the Tender Offer, the Company is soliciting consents to proposed amendments that would eliminate most of the restrictive covenants and certain events of default contained in the indenture governing the Notes, as well as release the security for the Notes and eliminate certain events of default relating to the security for the Notes (the “Consent Solicitation”). A copy of the press release related to the Tender Offer and Consent Solicitation is furnished as Exhibit 99.1 hereto, which information is incorporated by reference into this Item 7.01.

The Company is also furnishing herewith certain historical financial statements of Oxford Resources GP, LLC (the “Oxford GP”), the general partner of Oxford Resource Partners, LP, (“Oxford”). As previously disclosed, the Company has entered into definitive agreements to acquire Oxford GP along with certain limited partnership interests of Oxford. The Company is also furnishing herewith certain pro forma financial information of the Company giving effect to the acquisition of its Canadian Subsidiaries, the Oxford GP, and the limited partnership interests of Oxford. The historical financial statements and pro forma financial information are attached as Exhibits 99.2 and 99.3, respectively.

This Form 8-K and exhibits hereto shall not constitute an offer to sell or the solicitation of an offer to buy the securities referenced herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The information furnished herewith contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause our actual results to differ materially from results expressed or implied by the forward-looking statements. These risks include factors such as the anticipated success of the Tender Offer and Consent Solicitation, the uncertain nature of the expected benefits from the announced acquisition, the uncertain nature of the announced acquisition, the ability to complete such transactions, risks associated with the integration of acquired assets, risks associated with our industry or the economy generally, and other such matters discussed in the “Risk Factors” section of our filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date of this report. Although we may from time to time voluntarily update our prior forward looking statements, we disclaim any commitment to do so except as required by securities laws.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Please see financial statements included in Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

Please see pro forma financial information included in Exhibit 99.3 hereto.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 17, 2014

99.2	Historical Financial Information of Oxford Resources GP, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: November 17, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 17, 2014

99.2	Historical Financial Information of Oxford Resources GP, LLC

99.3	Unaudited Pro Forma Condensed Combined Financial Information